================================================================================

                         SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 18, 2003




                         STEWART & STEVENSON SERVICES, INC.
              (Exact name of registrant as specified in its charter)



             TEXAS                       0-8493                 74-1051605
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                    2707 NORTH LOOP WEST
                       HOUSTON, TEXAS                               77008
          (Address of principal executive offices)                (Zip code)


         Registrant's telephone number, including area code:  (713) 868-7700


================================================================================

Item 7.   EXHIBITS.

Exhibit 99.1 Company Press Release dated February 18, 2003, titled "Stewart & Stevenson Announces Preliminary Fiscal Fourth Quarter and Year End Results."

Item 9.   REGULATION FD DISCLOSURE.

On February 18, 2003, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         STEWART & STEVENSON SERVICES, INC.


Date: February 18, 2003                  By: /s/ John B. Simmons
                                             Name:  John B. Simmons
                                             Title: Vice President and Chief
                                                    Financial Officer

EXHIBIT INDEX

99.1 Company Press Release dated February 18, 2003, titled Stewart & Stevenson Announces Preliminary Fiscal Fourth Quarter and Year End Results.